EXHIBIT 13.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 1992 AND
SECTION 1350 OF 18 U.S.C. 63.


I, John A. van Arem, the Chief Executive Officer of Phinder Technologies Inc. hereby certify that Phinder Technologies Inc.'s amended annual report on Form 20-F and the amended financial statements contained therein, of which this certification is Exhibit Number 13.1, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report on Form 6-K and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of Phinder Technologies Inc.


Date:  August 23, 2005
________________________
/s/ John A. van Arem
Chief Executive Officer of
Phinder Technologies Inc.


                                                                    EXHIBIT 13.2


I, John A. van Arem, the Chief Financial Officer of Phinder Technologies Inc. hereby certify that Phinder Technologies Inc.'s amended annual report on Form 20-F and the amended financial statements contained therein, of which this certification is Exhibit Number 13.2, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the periodic report on Form 6-K and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of Phinder Technologies Inc.


Date:  August 23, 2005
________________________
/s/ John A. van Arem
Chief Financial Officer of
Phinder Technologies Inc.